                                                                       EXHIBIT B


                           HEARTLAND PROPERTIES, INC.
               HEARTLAND PROPERTIES EQUITY INVESTMENT FUND I, LP


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      PROPERTY NAME                       LOCATION
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  Williamstown Bay I                      Cudahy, Wisconsin
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  Williamstown Bay II                     Cudahy, Wisconsin
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  Williamstown Bay III                    Cudahy, Wisconsin
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  Williamstown Bay                        DeForest, Wisconsin
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  Parkside Village                        Delavan, Wisconsin
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  London Square                           Eau Claire, Wisconsin
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  Oakwood Homes                           Eau Claire, Wisconsin
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  The Courtyard Apartments                Grand Chute, Wisconsin
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  Wesley Park                             Janesville, Wisconsin
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  Kellogg Avenue                          Janesville, Wisconsin
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  Riverplace                              Janesville, Wisconsin
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  Wall Street                             Janesville, Wisconsin
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  Millview                                Kiel, Wisconsin
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  Sussex Mill                             Sussex, Wisconsin
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  Country View                            Waunakee, Wisconsin
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  Lincoln School                          Waupun, Wisconsin
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  City Walk                               Wausau, Wisconsin
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
                           HEARTLAND PROPERTIES, INC.
              HEARTLAND PROPERTIES EQUITY INVESTMENT FUND IV, LLC


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     PROPERTY NAME                                     LOCATION
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  Churchman Woods                                 Beech Grove, Indiana
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  Hillcrest                                       Beloit, WI
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  Orchard Place                                   Grand Rapids, Michigan
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  Williamstown Bay                                McFarland, Wisconsin
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  Silver Lake Pointe                              Mounds View, Minnesota
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  Lakeview Commons                                Plymouth, Minnesota
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  Wilmanor                                        Racine, Wisconsin
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  Pheasant Glen                                   State College, Pennsylvania
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  Courtyard Home                                  West Allis, Wisconsin
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
                           HEARTLAND PROPERTIES, INC.
              HEARTLAND PROPERTIES EQUITY INVESTMENT FUND VII, LP


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        PROPERTY NAME                                      LOCATION
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  Riverview Pointe                                  Battle Creek, Michigan
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  The Landings                                      Waupun, Wisconsin
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
                           HEARTLAND PROPERTIES, INC.
                       HEARTLAND-NML INVESTMENT FUND, LLC

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      PROPERTY NAME                               LOCATION
====================================================================
  Northlake Farms                                   Gurnee, Illinois
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
                           HEARTLAND PROPERTIES, INC.
                                DIRECT INVESTOR

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       PROPERTY NAME                               LOCATION
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  Timber Trails                           Wisconsin Rapids, Wisconsin
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